UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 6, 2015

Commission file number: 000-28837

NEW JERSEY MINING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Idaho	82-0490295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 N. Third Street, Coeur d’Alene, ID	83814
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (208) 503-0153

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.         Submission of Matters to a Vote of Security Holders.

On August 6, 2015, New Jersey Mining Company (the “Company”) held an annual meeting of shareholders (the “Annual Meeting”) for consideration of the following proposals:

Proposal – 1. The election of the nominees to the Company’s Board of Directors to serve until the Company’s 2016 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are nominees for re-election as Directors: Delbert Steiner, John Swallow, and Grant Brackebusch;

Proposal - 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers;

Proposal - 3. To conduct an advisory vote to determine the frequency of conducting future advisory votes on executive compensation;

Proposal – 4 Ratification of the appointment of the Company’s independent registered public accounting firm, DeCoria, Maichel & Teague P.S. for the current fiscal year of 2015.

Each of the foregoing proposals is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 14, 2015.

As of the record date, June 1, 2015, there were 91,760,148 shares of the Company’s common stock outstanding.  At the Annual Meeting, there were present in person or by proxy 67,881,313 shares of the Company’s common stock, representing approximately 74% of the Company’s total outstanding common stock.  The results for each proposal submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposals	Votes For	Votes Against or Withheld	Abstentions	Broker Non-Vote
Proposal 1 – Election of Directors
John Swallow	43,134,544	134,835		24,611,934
Delbert W. Steiner	38,328,633	4,940,746		24,611,934
Grant A. Brackebusch	43,173,544	95,835		24,611,934

Proposal 2 - Named Executive Officer Compensation Proposal	40,527,664	99,496	2,642,219	24,611,934

	One Year	Two Year	Three Year	Abstentions
Proposal 3 - Frequency of the Advisory Vote on Named Executive Officer Compensation Proposal	2,098,188	17,936,146	20,588,241	2,646,804

	Votes For	Votes Against or Withheld	Abstentions	Broker Non-Vote
Proposal 4 – Ratification of Auditor	67,775,168	67,737	38,408	0

Based on the above voting results, (i) the director nominees, John Swallow, Delbert W. Steiner and Grant A. Brackebusch, were re-elected directors, each for a term expiring at the 2016 annual meeting of shareholders, (ii) DeCoria, Maichel & Teague P.S. was ratified as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2015, (iii) the Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, and (iv) the Company’s shareholders approved, on an advisory basis, that the advisory shareholder vote on the compensation of the Company’s named executive officers should be conducted every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW JERSEY MINING COMPANY

By:   /s/ John Swallow

John Swallow,

its: President

Date: August 11, 2015